UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2011

Saul Centers, Inc.

(Exact name of Registrant as Specified in its Charter)

Maryland	001-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(commission file number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue, Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 301-986-6200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Saul Centers, Inc. (the “Company”) has received notice that Mr. David B. Kay, a Director of the Company and a member of the Audit Committee of the Board of Directors of the Company, would resign as a Director of the Company effective September 1, 2011 to pursue other interests. Mr. Kay’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saul Centers, Inc.

Date: August 19, 2011	By:	/s/ Scott V. Schneider
Scott V. Schneider
Senior Vice President and Chief Financial Officer